Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2011
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS
DEBT AND CAPITAL LEASE OBLIGATIONS
Debt (including consolidated VIEs) and capital lease obligations outstanding consist of the following:

	As of December 31, 2011			As of December 31, 2010
	Total Principal	Current and Short-Term	Long-Term	Total Principal	Current and Short-Term	Long-Term
In millions
Non-Solar energy system debt and capital leases:
Senior notes	$550.0	$—	$550.0	$—	$—	$—
Long-term notes	21.4	3.7	17.7	24.0	3.6	20.4
Capital leases for equipment and other debt	—	—	—	2.9	2.8	0.1
Total Non-Solar energy system debt and capital leases	$571.4	$3.7	$567.7	$26.9	$6.4	$20.5
Solar energy system debt, financings and capital leaseback obligations:
Short-term debt, weighted average interest rate of 6.23% and 6.13%, respectively	$77.2	$77.2	$—	$33.6	$33.6	$—
System construction and term debt	305.8	27.9	277.9	141.0	11.1	129.9
Capital leaseback obligations	107.8	13.3	94.5	125.7	14.1	111.6
Financing leaseback obligations	837.0	8.4	828.6	337.8	6.9	330.9
Other system financing transactions	27.6	17.4	10.2	17.7	—	17.7
Total Solar energy system debt, financings and capital leaseback obligations	$1,355.4	$144.2	$1,211.2	$655.8	$65.7	$590.1
Total debt outstanding	$1,926.8	$147.9	$1,778.9	$682.7	$72.1	$610.6

Non-Solar Energy System Debt and Capital Leases

Senior Notes

On March 10, 2011, we issued $550.0 million of 7.75% Senior Notes due April 1, 2019 ("2019 Notes"). We incurred $13.8 million in debt issuance costs, which is amortized into the consolidated statement of operations over the eight year term. The 2019 Notes were sold at a price equal to 100% of the principal amount thereof. The interest on the 2019 Notes is payable semi-annually, in cash in arrears, on April 1 and October 1, commencing October 1, 2011. We may redeem the 2019 Notes at our option, in whole or in part, at any time on or after April 1, 2014, upon not less than 30 nor more than 60 days notice at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus any accrued and unpaid interest and additional interest, if any, to the redemption date, if redeemed during the 12-month period beginning on April 1 of the years indicated below.

Year	Price
2014	105.813%
2015	103.875%
2016	101.938%
2017 and thereafter	100.000%

If a change of control of MEMC occurs, each holder of the 2019 Notes will have the right to require us to repurchase all or any part of that holder's notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of the repurchase.

The 2019 Notes are guaranteed by certain of MEMC's domestic subsidiaries (the “guarantors”). The 2019 Notes are senior unsecured obligations and are subordinated to all of our and the guarantors' existing and future secured debt.

The indenture governing the 2019 Notes contains covenants that limit our and our subsidiaries' ability, subject to certain exceptions and qualifications, (i) to make certain asset sales, (ii) to make other restricted payments and investments, (iii) to incur indebtedness and issue preferred stock, (iv) to declare dividends, (v) to make other payments affecting restricted subsidiaries, (vi) to enter into certain transactions with affiliates, and (vii) to merge, consolidate or sell substantially all of our assets. These covenants are subject to a number of qualifications and limitations, and in certain situations, a cross default provision. As of December 31, 2011, we were in compliance with all covenants in the indenture governing the 2019 Notes.

In addition, the indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the 2019 Notes when due, failure to comply with covenants under the indenture, failure to pay other indebtedness or acceleration of maturity of other indebtedness, failure to satisfy or discharge final judgments and occurrence of bankruptcy events.
Long-term Notes
Long-term notes at December 31, 2011 totaling $21.4 million are owed to a bank by our Japanese subsidiary, are guaranteed by us, and are secured by the property, plant and equipment of our Japanese subsidiary. These loans mature in years ranging from 2011 to 2017. Such guarantees would require us to satisfy the loan obligations in the event that the Japanese subsidiary failed to pay such debt in accordance with its stated terms.

Solar Energy System Debt, Financings and Capital Leaseback Obligations
Our solar energy systems for which we have short-term and long-term debt, capital leaseback and finance obligations are included in separate legal entities. Of this total debt outstanding, $1,319.3 million relates to project specific non-recourse financing that is backed by solar energy system operating assets. This debt has recourse to those separate legal entities but no recourse to MEMC or SunEdison under the terms of the applicable agreements. The recourse finance obligations above are fully collateralized by the related solar energy system assets. These obligations may also include limited guarantees by MEMC or SunEdison related to operations, maintenance and certain indemnities.

Short–term Debt

On September 30, 2011, SunEdison amended and restated its non-recourse project construction financing revolver, which has a term of three years, from $50.0 million to $300.0 million. This revolver was also further amended on February 28, 2012 (see Note 23). Interest on borrowings under the agreement will be based on our election at LIBOR plus an applicable margin (currently 3.50%) or at a defined prime rate plus an applicable margin (currently 2.50%). The construction financing revolver also requires SunEdison to pay various fees, including a commitment fee (currently 1.10%). The construction financing revolver will be used to support the construction costs of utility and rooftop solar energy systems throughout the U.S. and Canada. The construction loans are non-recourse debt to entities outside of the project company legal entities that subscribe to the debt and will be secured by a pledge of the collateral, including the project contracts and equipment. This revolver also includes a customary material adverse effects clause whereby a breach may disallow a future draw but not acceleration of payment. This revolver also maintains a cross default clause whose remedy, among other rights, includes the right to restrict future loans as well as the right to accelerate principal and interest payments. Because this is non-recourse financing, covenants relate specifically to the collateral amounts and transfer of right restrictions. As of December 31, 2011 and 2010, there was $77.2 million and $12.6 million, respectively, outstanding on the construction revolver and a maturity of less than six months.

On February 22, 2012, Moody's Investors Service (“Moody's”) downgraded MEMC's Corporate Family Rating to B2 from B1 and downgraded the 2019 Senior Notes to B3 from B1. As a result of this downgrade, the counterparty to our $300.0 million non-recourse project construction financing revolver has a draw stop provision that disallows further draws under this revolver. The absence of this liquidity may cause us to delay proceeding with the construction of some of our planned solar energy systems until the borrowing capacity can be renewed or replaced.  On February 29, 2012, our outstanding balance under this facility was $134.7 million. The outstanding borrowings are typically repaid shortly after completion of the construction of the solar energy systems in accordance with the terms of the construction financing revolver, which repayments are expected to occur over the next three months. On February 29, 2012, an agreement was reached with one of the lenders in the syndication which would allow us, subject to certain conditions, to maintain availability under this facility of up to $70.0 million. We continue to work with our current lending syndicate to increase the amount of availability. In the event the original capacity is not renewed or replaced, we have the ability to draw upon the available capacity of our revolving Credit Facility.  In the event we cannot renew, replace or backfill the capacity with other financing or have adequate net working capital, such inability to fund future projects may have an adverse impact on our financial position and results of operations.
In the first nine months of 2010, a commercial bank acquired a 50% ownership in a certain SunEdison project entity which SunEdison consolidated as of December 31, 2010. The bank had provided debt financing for the construction phase of a solar energy system, with an outstanding balance at December 31, 2010 of $21.0 million. The financing obligation was repaid upon the sale of the project entity, which occurred in January 2011.
System Construction and Term Debt

SunEdison typically finances its solar energy projects through project entity specific debt secured by the project entity's assets (mainly the solar energy system) and has no recourse to MEMC or SunEdison. Typically, these financing arrangements provide for a construction loan, which upon completion will be converted into a term loan, and generally do not restrict the future sale of the project entity to a third party buyer. On December 31, 2011, SunEdison had system construction and term debt outstanding of $305.8 million. Of the $305.8 million, $171.4 million relates to variable rate debt with interest rates that are tied to the Euro Interbank Offer Rate, the Sofia Interbank Bid rate, the PRIME rate and the 3-month THBFIX. The variable interest rates have primarily been hedged by our outstanding interest rate swaps as discussed in Note 6. The interest rates on the remaining construction and term debt range from 3.0% to 11.3%. The maturities range from 2012 to 2030 and are collateralized by the related solar energy system assets with a carrying amount of $122.0 million.
Capital Leaseback Obligations

We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. On December 31, 2011, SunEdison had $107.8 million of capital lease obligations outstanding. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system and the transaction is not subject to real estate accounting. Generally, the terms of the leases are 25 years with certain leases providing terms as low as 10 years and provide for an early buyout option. The specified rental payments are based on projected cash flows that the solar energy system will generate. Since the SunEdison acquisition date on November 20, 2009, SunEdison has not entered into any arrangements that have resulted in accounting for the sale leaseback as a capital lease.
Financing Leaseback Obligations
As more fully described in Note 2, Revenue Recognition - Financing arrangements, in certain transactions we account for the proceeds of sale leasebacks as financings, which are typically secured by the solar energy system asset and its future cash flows from energy sales, but without recourse to MEMC or SunEdison under the terms of the arrangement. The structure of the repayment terms under the lease results in negative amortization throughout the financing period, and we, therefore, account for the full payment as interest expense. The balance outstanding for sale leaseback transactions accounted for as financings as of December 31, 2011 is $837.0 million, which includes the below mentioned transactions. The maturities range from 2021 to 2036 and are collateralized by the related solar energy system assets with a carrying amount of $812.5 million.

On March 31, 2011, one of SunEdison's project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement is $120.0 million, of which $61.3 million is outstanding and $58.7 million is available as of December 31, 2011. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.

On September 27, 2011, one of SunEdison's subsidiaries executed an amended and restated master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement was $295.0 million, of which $0 was available as of December 31, 2011. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.
Other System Financing Transactions

Other system financing transactions represent the cash proceeds that SunEdison has received in connection with an executed solar energy system sales contract that has not met the sales recognition requirements under real estate accounting and has been accounted for as a financing as discussed in Note 2. Included in the current portion of other system financings is $17.4 million of proceeds collected under three separate solar energy system sales agreements with the buyer that provides the buyer with a put option that could become an obligation in the event that we are unable to fulfill certain performance warranties set to expire during 2012. The non-current portion of other system financings of $10.2 million relates to cash proceeds received in connection with separate solar energy system sales contracts for which SunEdison will retain substantial continuing involvement for an extended period.

Other Facilities
Revolving Credit Facility
On March 23, 2011, we entered into an amended and restated credit agreement with Bank of America, N.A. providing for a senior secured revolving credit facility in an initial aggregate principal amount of $400 million (the “Credit Facility”). The Credit Facility permits us to request an increase in the aggregate principal amount up to $550.0 million upon terms to be agreed upon by the parties. The Credit Facility amends and restates in its entirety the credit facility we obtained from Bank of America, N.A. and other lenders on December 23, 2009. This facility was further amended on February 28, 2012 and May 8, 2012 to revise the minimum liquidity covenant, among other items (see Note 23).

The Credit Facility has a term of three years. Our obligations under the facility are guaranteed by certain domestic subsidiaries of MEMC. Our obligations and the guaranty obligations of the subsidiaries are secured by liens on and security interests in substantially all present and future assets of MEMC and the subsidiary guarantors, including a pledge of the capital stock of certain domestic and foreign subsidiaries of MEMC.

Interest under the Credit Facility will accrue, depending on the type of borrowing, at the base rate (in the case of base rate loans and swing line loans) or the eurocurrency rate (in the case of eurocurrency rate loans), plus, in each case, an applicable rate that varies from (presently 2.75%) for the eurocurrency rate to (presently 1.75%) for the base rate, depending on our consolidated leverage ratio. Interest is due and payable in arrears at the end of each interest period (no less than quarterly) and on the maturity date of the Credit Facility. Principal is due on the maturity date. Commitment fees of 0.50% are payable quarterly on the unused portion of the aggregate commitment of $400.0 million. Letter of credit fees are payable quarterly on the daily amount available to be drawn under a letter of credit at an applicable rate that varies (presently 2.75%), depending on our consolidated leverage ratio.

The Credit Facility contains representations, covenants and events of default typical for credit arrangements of comparable size, including a consolidated leverage ratio of less than 2.50 to 1.00 and a variable minimum liquidity amount ($400.0 million at December 31, 2011).  The Credit Facility also contains a customary material adverse effects clause and a cross default clause. The cross default clause is applicable to defaults on other indebtedness in excess of $35 million excluding our non-recourse indebtedness. Our liquidity position was in excess of the minimum liquidity amount by $412.8 million and our consolidated leverage ratio was 1.4 at December 31, 2011.

As of December 31, 2011 and 2010, we had no borrowings outstanding under this facility, although we had approximately $173.0 million and $111.6 million, respectively, of outstanding third party letters of credit backed by this facility at such date, which reduces the available capacity.  We were in compliance with all covenants under this facility at December 31, 2011.

Other Financing Commitments
We have short-term committed financing arrangements of approximately $50.6 million at December 31, 2011, of which there were no short-term borrowings outstanding as of December 31, 2011. Of the $50.6 million committed short-term financing arrangements, $17.3 million is unavailable because it relates to the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.

Maturities
The aggregate amounts of payments on long-term debt, excluding financing leaseback obligations, after December 31, 2011 are as follows:

	2012	2013	2014	2015	2016	Thereafter	Total
In millions
Maturities of long-term debt (a)	$49.0	$62.8	$32.8	$33.8	$17.0	$709.4	$904.8

(a) Included in maturities of long-term debt is $27.6 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $17.4 million and $10.2 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2012 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to SunEdison for a full refund of the contract price.

The aggregate amounts of payments on capital leases after December 31, 2011 are as follows:

In millions
2012	$16.3
2013	10.9
2014	6.6
2015	5.3
2016	5.7
Thereafter	96.9
Total minimum lease payments	141.7
Less amounts representing interest	(33.9)
Present value of minimum lease payments	107.8
Less current portion of obligations under capital leases	(13.3)
Noncurrent portion of obligations under capital leases	$94.5

The aggregate amounts of minimum lease payments on our financing leaseback obligations are $750.0 million. Payments from 2012 through 2016 are as follows:

In millions	2012	2013	2014	2015	2016
Minimum lease payments	$74.2	$40.8	$39.9	$38.1	$34.6